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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): OCTOBER 28, 2004



                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)


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

                 TEXAS                                 000-24677                             76-0306721
       (State of Incorporation)                  (Commission File No.)          (I.R.S. Employer Identification No.)



                5151 SAN FELIPE, 25TH FLOOR
                      HOUSTON, TEXAS                                                  77056
         (Address of Principal Executive Offices)                                   (Zip Code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Security Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On October 28, 2004, BindView Development Corporation ("BindView") issued a press release announcing, among other things, revision of its estimated operating results for the quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit.

      The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into any of BindView's filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      The exhibit to this report is as follows:

          EXHIBIT NO.               DESCRIPTION
          -----------               -----------
             99.1          Press Release dated October 28, 2004.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BINDVIEW DEVELOPMENT CORPORATION

Dated: October 28, 2004                   By: /s/ EDWARD L. PIERCE
                                              ----------------------------
                                              Edward L. Pierce,
                                              Executive Vice President
                                              and Chief Financial Officer

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                                INDEX TO EXHIBITS


          EXHIBIT NO.               DESCRIPTION
          -----------               -----------
             99.1          Press Release dated October 28, 2004.